Decoding Biology to Radically Improve Lives JANUARY 2025

This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding Recursion’s OS industrializing first- and best-in-class drug discovery; the occurrence or realization of near-or medium-term potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling and other potential studies; Recursion’s plans to present clinical trial data at medical conference or in publications; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; the potential for additional partnerships and making data and tools available to third parties; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; and many others. Such forward-looking statements are based on the current beliefs of Recursion’s management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward- looking statements based on a variety of risks and uncertainties. For a complete discussion of factors that could materially affect our financial results and operations, please refer to Recursion’s most recent Annual Report on Form 10-K, Recursion’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30, and September 30, 2024, and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. 2 Important information

3 Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery

4 Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery

5 Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery

Portfolio poised for value creation with waves of new pipeline and partner programs emerging from Recursion OS

10
Clinical and pre-clinical programs[1]
Oncology, rare diseases, and other high unmet need diseases

~10
Clinical program milestones over the next 18 months[2]

~10
Additional advanced discovery programs

1
Unified Operating System (OS) with both first & best-in-class capabilities

10+
Partnered programs
Oncology, immunology, and other high unmet need diseases

~$450M
Upfront and milestone payments earned to-date
~$20B potential milestone payments

4
Large pharma collaborations
Roche Genentech
BAYER
sanofi
Merck KGaA Darmstadt, Germany

6
1. Includes preclinical programs (programs expected to enter the clinic within the next 18 months).
2. Program milestones includes data readouts, preliminary data updates, regulatory submissions, trial initiation, etc.

Recursion

VALUE CREATION How the Platform Powers the Portfolio

Pipeline of ~**10 clinical and preclinical** technology-enabled programs

	Candidate	Target	Indication	Preclinical	IND-Enabling	Phase 1/2	Pivotal / Phase 3	Next Anticipated Milestone
ONCOLOGY	REC-617	**CDK7**	Advanced solid tumors[1]	*ELUCIDATE*				• Combination study initiation – 1H25
ONCOLOGY	REC-1245	**RBM39**	Biomarker-enriched solid tumors & lymphoma	*DAHLIA*				• Ph 1 dose-escalation update – 1H26
ONCOLOGY	REC-3565	**MALT1**	B-cell malignancies	*EXCELERIZE*				• Ph 1 FPD – 1Q25
ONCOLOGY	REC-4539	**LSD1**	Small-cell lung cancer (SCLC)	*ENLYGHT*				• Ph 1 FPD – 1H25
RARE	REC-994	**Superoxide**	Cerebral cavernous malformations (CCM)	*SYCAMORE*				• Ph 2 data – ISC[3] – February 5th
RARE	REC-4881	**MEK1/2**	Familial adenomatous polyposis (FAP)	*TUPELO*				• Ph 1b/2 safety & early efficacy – 1H25
RARE	REC-2282	**HDAC**	Neurofibromatosis type 2 (NF2)	*POPLAR*				• PFS6 futility – 1H25
RARE	REV102[2]	**ENPP1**	Hypophosphatasia (HPP)					• IND-enabling studies initiation - 2025
OTHER	REC-3964	**TcdB**	Prevention of recurrent *C. difficile* (rCDI)	*ALDER*				• Ph 2 update – 1Q26
OTHER	REC-4209	**Undisclosed**	Idiopathic pulmonary fibrosis (IPF)					• IND-enabling studies ongoing
	~**10** advanced discovery programs including a PI3Kα H1047Ri							

8

1. Includes non-small cell lung cancer (NSCLC), colorectal cancer, breast cancer, pancreatic cancer, ovarian cancer, head and neck cancer
2. Joint venture with Rallybio
3. International Stroke Conference, late breaking oral abstract

Recursion.

ONCOLOGY

REC-1245 (RBM39 degrader): A highly selective RBM39 degrader for biomarker-enriched solid tumors and lymphoma

Recursion OS: REC-1245 Discovery


Real World
World Model
Learn
Hypothesize
Genomics
Transcriptomics
Phenomics
Proteomics
Automated Synthesis
Automated ADMET
InVivomics
Real-world Patient Data
Multiomics Network Mapping
Target & Pathway Deconvolution
Protein-Ligand Binding Affinity
Generative Molecular Design
pADMET & Property Prediction
In Vivo Toxicity Prediction
Clinical Trial Simulation

Our Approach: Unbiased ML-powered phenomap insight to identify novel DDR signature and relate cellular phenotypes

REC-1245: RBM39

- **Novel approach:** Modulation of DDR via RBM39 to potentially avoid on-target toxicities seen with cell cycle checkpoint inhibitors like WEE1, ATR, and CHK1/2
- **Efficient R&D Campaign:** 18 months from target ID to IND-enabling studies

9

Recursion

ONCOLOGY

REC-1245 (RBM39 degrader): Functional similarity between RBM39 and CDK12 suggesting a potential novel approach to DDR modulation

Recursion OS Novel Insight[1]



REC-1245
0.1 µM
0.25 µM
1.0 µM
2.5 µM
CDK12
RBM39
CDK13
Similar
Opposite

Gene: Gene Relationship: Genetic KO of *RBM39* and *CDK12* found to be phenotypically similar with neither genes demonstrating a relationship to *CDK13* genetic KO

Gene: Compound Relationship: REC-1245 demonstrates phenotypic similarity to RBM39 and CDK12 genetic KO but not CDK13, in line with inferred hypothesis

10 1. Data on File.

Recursion

ONCOLOGY

REC-1245 (RBM39 degrader): Potential first-in-class RBM39 degrader in Phase 1 dose-escalation with first patient dosed 4Q24

Compelling **dose-dependent** antitumor activity correlated with **RBM39** degradation in preclinical models[1]

CDX Model: OVK18[2]


Vehicle
REC-1245 1mpk
REC-1245 3mpk
REC-1245 10mpk
Tumor Volume (mm³)
1,500
1,000
500
0
0
5
10
15
Days post treatment

PD: Target Engagement[3]


% RBM39 Degradation
100
80
60
40
20
0
1mpk
3mpk
10mpk

Product Profile

- **First-in-class mechanism**
  RNA splicing for targeted tumor control
- **Highly potent and selective**
  Minimal off-target liabilities identified
- **Precision based approach**
  Biomarker defined population

Clinical Updates

- First patient dosed 4Q24
- Recruitment active and ongoing
- Phase 1 dose-escalation update **1H26**

11

1. Data on File. 2. N=8 mice per group REC-1245 administered BID PO at doses noted. 3. PD evaluated after 5 days BID oral administration of REC-1245 at doses noted; N=3 mice per group in PD portion

Recursion

ONCOLOGY

REC-617 (CDK7 inhibitor): Precision design for optimizing therapeutic index with CDK7

Recursion OS: REC-617 Discovery


Real World
World Model
Learn
Hypothesize
Genomics
Transcriptomics
Phenomics
Proteomics
Automated Synthesis
Automated ADMET
InVivomics
Real-world Patient Data
Multiomics Network Mapping
Target & Pathway Deconvolution
Protein-Ligand Binding Affinity
Generative Molecular Design
pADMET & Property Prediction
In Vivo Toxicity Prediction
Clinical Trial Simulation

Our Approach: Generative AI and active learning to optimize molecule design, including non-covalent binding and ADME/PK for rapid absorption

REC-617: CDK7

- **Recursion Approach:** AI-powered precision design with reduced transporter interactions intended to minimize GI adverse events seen with prior molecules in class
- **Rapid Design Cycle:** 136 novel compounds synthesized and under 11 months from hit to candidate ID

12

Recursion

ONCOLOGY

REC-617 (CDK7 inhibitor): first-in-human study in solid tumors enrolled a heterogenous and heavily pretreated population

Phase 1 Design

- Unresectable, locally recurrent, or metastatic cancer
- Progressed following, or intolerant to, available standard of care treatments
- ECOG PS 0-1

Ongoing

20 mg QD (n=3)

10 mg QD (n=7)

5 mg QD (n=4) | *Ongoing*

2 mg QD (n=3) | **1 mg BID** (n=2)

Endpoints

Primary:

- Monotherapy safety and recommended Phase 2 dose (RP2D)

Key Secondary:

- Pharmacokinetics

Exploratory:

- Preliminary antitumor activity (RECIST v1.1)
- Pharmacodynamics: POLR2A gene expression in blood

Baseline Demographics

- N=19
- Median of **4 prior lines** of therapy in **advanced setting**
- Heterogenous population, including:
  - Colorectal cancer
  - Breast cancer
  - Ovarian cancer
  - NSCLC
  - Pancreatic cancer

13

Recursion

ONCOLOGY

REC-617 (CDK7 inhibitor): REC-617 achieves dose dependent PK/PD and strong target modulation in the clinic


REC-617 Plasma PK - Day 1
Plasma Concentration (ng/mL, u)
10,000
1,000
100
10
1
0.1
CDK2 IC80
CDK7 IC80
CDK7 IC50
0
4
8
12
16
20
24
Time (hr)
POLR2A PD - Day 1
POLR2A Fold-Change
5
4
3
2
1
0
4
8
12
16
20
24
Time (hr)
REC-617 20 mg QD
REC-617 10 mg QD

PK/PD Summary

- **Dose-Linear PK**: REC-617 exceeds CDK7 IC_{80} with rapid absorption (Tmax 0.5–2h) and short t½ (5–6h)
- **Robust Target Engagement:** Early POLR2A 3-4x modulation suggests ~80–90% target engagement[1]
- **Rapid Transient Modulation:** Quick, time-limited target engagement with POLR2A normalization in 24h
- **BID Evaluation:** Twice-daily dosing under investigation

1. Papadopoulos KM, et al. ENA (2020)

14

Recursion

REC-617 (CDK7 inhibitor): REC-617 offers a competitive and unique profile that potentially improves the therapeutic index 15 Key Differentiation • Data suggests superior target coverage for REC- 6171 compared to two clinical CDK7 inhibitors • REC-617 is more rapidly absorbed (earlier Tmax) compared to reported PK from two CDK7 inhibitors2,3 suggesting a reduction in localized GI residence time • A shorter half-life would allow for flexible target modulation, which may improve the therapeutic index in the clinic 1. CDK7 IC80 reflects biochemical in vitro potencies on file 2. Coombes, RC, Nat Comms (2023) 3. Papadopoulos KM, et al. ENA (2020) ONCOLOGY 0 4 8 12 16 20 24 0.01 0.1 1 10 100 Time (hr) F r e e P la s m a C o n c e n tr a ti o n / I C 8 0 CDK7 IC80 Coverage REC-617 20 mg QD SY-5609 3 mg QD3 Samuraciclib 360 mg QD2

ONCOLOGY

REC-617 (CDK7 inhibitor): Durable monotherapy PR observed in a metastatic ovarian cancer patient after 4 prior lines of therapy

One confirmed, durable partial response (PR)[1]

- **Partial response (-34%)** achieved at Week 16
- Meaningful reduction of tumor markers
- Response ongoing after 6+ months treatment

Early data indicates **favorable safety profile**

- Maximum tolerated dose (MTD) **not reached**

Clinical Updates

- Continue dose escalation (QD & BID)
- Initiate combination study in **1H25**
- Leverage **new tech** and **clinical data partnerships** for patient stratification

Baseline


Para-aortic LN

Week 16


Para-aortic LN


CA125
CA125 (kU/L)
1400
1200
1000
800
600
13-May-2024
12-Aug-2024
Date
~44%


TK1
TK1 activity value (DuA)
200
150
100
50
0
14-May-2024
6-Aug-2024
Date
~68%

1. By RECIST 1.1. Response evaluation criteria in solid tumors, PR: decrease of more than 30% in the sum of the longest diameters of target lesions + no new lesions + no progression of non target lesions

16
Recursion

REC-994 (superoxide scavenger): A safe and well tolerated superoxide scavenger for the treatment of Cerebral Cavernous Malformation (CCM) 17 RARE DISEASE Recursion OS: REC-994 Discovery • Met primary endpoint of safety/tolerability in Phase 2 study • Time- and dose- dependent trends in reduced lesion volume and hemosiderin ring size compared to placebo • 80% of Phase 2 patients continued to LTE • Full results to be presented at ISC as a late-breaking oral abstract on February 5, 2025 REC-994 (superoxide) Our Approach: Unbiased phenotypic screen to identify cellular and structural changes associated with CCM2 loss, a pathogenic mutation in CCM

REC-4881 (MEK1/2 inhibitor): Modeling FAP-relevant biology to discover REC-4881, a potential best-in-class MEK1/2 inhibitor 18 RARE DISEASE • 4 mg QD dose is pharmacologically active and well-tolerated • Differentiated ADME profile may enhance exposures at the site of GI adenomas • FTD (US) and ODD (US,EU) • Ph 1b/2 safety and early efficacy data expected in 1H25 Recursion OS: REC-4881 Discovery REC-4881 (MEK 1/2) Our Approach: Unbiased phenotypic screen to identify cellular and structural changes associated with APC loss, the driving genetic mutation in FAP

REV102 (ENPP1 inhibitor): Identified novel chemical space to enable the design of a potential first-in-class and best-in-class therapy for HPP 19 RARE DISEASE Our Approach: Generative AI-powered fragment-based screen to achieve selectivity and improve physiochemical properties compared to prior molecules in the class • Structurally distinct vs competitor ENPP1 inhibitors • Dose-dependent normalizations in PPi and other disease relevant markers observed in genetic models of HPP • Suitable for chronic dosing with no significant in vitro safety concerns • IND-enabling studies to start in 2025 Recursion OS: REV102 Discovery REV102 (ENPP1)

OTHER

REC-3964 (CDI TcdB inhibitor): A safe and well tolerated *C. difficile* toxin B selective inhibitor for the prevention of recurrent *C. difficile* (rCDI)

Recursion OS: REC-3964 Discovery



Real World
World Model
Learn
Hypothesize
Genomics
Transcriptomics
Phenomics
Proteomics
Automated Synthesis
Automated ADMET
InVivomics
Real-world Patient Data
Multiomics Network Mapping
Target & Pathway Deconvolution
Protein-Ligand Binding Affinity
Generative Molecular Design
pADMET & Property Prediction
In Vivo Toxicity Prediction
Clinical Trial Simulation

Our Approach: Unbiased ML-aided conditional phenotypic drug screen in human cells to identify novel mechanisms that rescue the effect of *C. diff.* toxin B treatment

REC-3964 (TcdB)

ALDER

- Potential **first-in-class non-antibiotic** oral toxin B selective inhibitor for prevention of rCDI
- Well-tolerated with **no treatment-related discontinuations** or **SAEs** in Phase 1
- Recruitment ongoing with Phase 2 update expected in **1Q26**
- **30+ new trial sites identified** using RWD/ML

20

Recursion

Partnership Pipeline Pipeline

Pharma partnerships with approximately $450M[1] earned to date and potential to receive more than $20B in additional milestones



Recursion OS

NEUROSCIENCE & ONCOLOGY (Roche / Genentech)

- **$150M upfront | Up to $300M per program for 40 programs**
- Identifying novel targets and small molecules, with the potential to advance up to 40 programs in neuroscience & a GI oncology indication.

ONCOLOGY & IMMUNOLOGY (sanofi)

- **$100M upfront | >$5B total value**
- Focusing on up to 15 novel small molecule candidates across oncology & immunology

ONCOLOGY (BAYER)

- **$80M upfront + investment | ~$1.5B total value**
- Focusing on up to seven programs in oncology

ONCOLOGY & IMMUNOLOGY (Merck KGaA, Darmstadt, Germany)

- **$20M upfront | >$650M deal value**
- Focused on three projects in oncology & immunology

1. Upfront and milestone payments from these therapeutic partnerships
Note: Total deal value may include program milestones (for development, commercialization and net sales) and tiered royalties on net sales

22 Recursion

PARTNERSHIPS

Roche Genentech

GI Oncology

- ☑ **Multiple whole-genome phenomaps with chemical perturbations completed in disease relevant cell types**
- ☑ First validated hit series now in hit-to-lead
- ☐ Additional near-term program options


Capture Data
Recursion whole genome KO + 360K compounds by Cell Paint
Query Maps
Recursion PhenoMap
Gene knockouts/ Compounds
Interrogate Biological Mechanisms

Neuroscience

- ☑ **World's first neuro-specific whole-genome arrayed CRISPR KO phenomap optioned for $30M**
- ☑ Target validation packages underway
- ☐ Additional neuroscience phenomap options
- ☐ Additional near-term program options


1 Select cell type to profile
2 Expose cells to perturbations
3 Capture multi-modal data
4 Build (ML) and query maps
5 Target & drug discovery
Recursion to capture >17M images per cell type
gRED to generate scRNA-seq data for whole genome CRISPR
Pheno-map
Transcripto-map
Pheno-transcripto map (neuro only)
Validation
Target Deconvolution
Hit to Lead & Lead Op

23

Recursion

PARTNERSHIPS 24 Oncology and Inflammation  Three programs have advanced through initial milestones; aggregate 2024 milestones of $15m for two programs  Expansion of collaboration with internally-discovered program  Identification of new targets and initiation of multiple new programs  Advance additional programs into lead optimization

25 Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery

MICRO Pathway Model MESO Largest fit-for-purpose dataset of perturbative biology and multiple FMs make Recursion a leader Protein Model Increasingly commoditized – We partner with builders of frontier models for early access Atomistic Model Recursion AI + Compute + Exscientia QM/MD = Recipe for leadership 26 Full-stack Recursion OS is industrializing first-in-class & best-in- class drug discovery

Business Updates

Our leadership brings together experience & innovation to advance TechBio

Executive Team



Chris Gibson, PHD
Co-Founder, & Chief Executive Officer



Najat Khan, PHD
Chief R&D Officer & Chief Commercial Officer
Johnson&Johnson



Erica Fox
Chief People & Impact Officer
Google PRIMER



David Hallett, PHD
Chief Scientific Officer
evotec MERCK



Nathan Hatfield
Chief Legal Officer
WILSON SONSINI



Matt Kinn
Chief Business Officer
BCG UBS



Ben Mabey
Chief Technology Officer



David Mauro, MD PHD
Chief Medical Officer
CODIAK CHECKMATE



Lina Nilsson, PHD
SVP, Head of Platform
ENLITIC UC Berkeley



Kristen Rushton
Chief Operations Officer
Myriad genetics



Ben Taylor
Chief Financial Officer & President Recursion UK
Goldman Sachs AETION

Board of Directors



Rob Hershberg, MD PHD
Co-Founder, CEO, & Chair of HilleVax; Former EVP, CSO, & CBO of Celgene
Celgene



Zachary Bogue
Co-Founder & Partner of Data Collective
DC VC



Blake Borgeson, PHD
Co-Founder of RXRX
MIRI



Zavain Dar
Co-Founder & Partner of Dimension
DIMENSION LUX



Chris Gibson, PHD
Co-Founder & Chief Executive Officer



Najat Khan, PHD
Chief R&D Officer & Chief Commercial Officer
Johnson&Johnson



Dean Li, MD PHD
Co-Founder of RXRX, President of Merck Research Labs
MERCK THE UNIVERSITY OF UTAH



Franziska Michor, PHD
Chair at Dana-Farber Cancer Institute & Professor at Harvard University
Dana-Farber Cancer Institute

28 Note: Trademarks are the property of their respective owners and used for informational purposes only.

Recursion

Deeply focused on maximizing return post business-combination 29 1. As of September 30, 2024, pro forma for the combined entity, cash and cash equivalents includes short-term bank deposits Status • Hosted successful in-person multi-day onboarding event in London • Low post-close regrettable turnover • Senior-leadership teams combined and operating • Company-wide processes and platforms review underway with focus on highest impact operations • Integration of EXAI precision design platform into Recursion OS underway Next steps • 90-day goals update at YE24 earnings • Actively progressing with combination synergies - additional guidance to be provided in 2Q25 Pro Forma Cash1: $752 million

Positioned for a catalyst-rich 2025

Pipelines

☐	REC-994 (Superoxide Scavenger) in CCM	Late breaker oral presentation (Phase 2) at International Stroke Conference	Feb 5th, 2025
☐	REC-3565 (MALT-1i) in B-cell malignancies	Phase 1 first patient dosed	1Q25
☐	REC-617 (CDK7i) in advanced solid tumors	Initiation of combination studies	1H25
☐	REC-4881 (MEK1/2i) in FAP	Phase 1b/2 safety and early efficacy data	1H25
☐	REC-2282 (HDACi) in NF2	PFS6 futility analysis	1H25
☐	REC-4539 (LSD-1i) in SCLC	Phase 1 first patient dosed	1H25
☐	REC-617 (CDK7i) in advanced solid tumors	Additional Phase 1 data from ELUCIDATE	2H25
☐	Advancement of discovery programs including a PI3Kα H1047Ri		FY25

Partnerships

- ☐ Potential for additional phenomap options
- ☐ Potential for multiple new project initiations
- ☐ Potential for multiple programs optioned by partners

Platform

- ☐ Updates on early clinical development AI build in Recursion OS
- ☐ Updates on industry-leading foundation models at multiple biological levels
- ☐ Integration of technology and autonomous workflows to support best- and first-in-class programs

30

Recursion

Appendix

Culture and Team

Our people are the most important ingredient for our mission



~800 employees

- Technology – data science, software engineering, automation, etc.
- Life Sciences – biology, chemistry, development, etc.
- Strategic Operations

Parity Pledge Signer:
Gender parity and people of color parity


Montréal, Québec
Toronto, Ontario
New York, New York
Salt Lake City, Utah
Milpitas, California

Headquartered in **Salt Lake City, Utah** with other primary locations in:

- Milpitas, California
- New York, New York
- Toronto, Ontario
- Montréal, Québec
- London, England
- Oxford, England


Oxford, England
London, England

ESG Highlights

Corporate ESG Performance Prime RATED BY ISS ESG

Rated MORNINGSTAR SUSTAINALYTICS

MSCI ESG RATINGS A
CCC | B | BB | BBB | A | AA | AAA

Learn more about Recursion's ESG stewardship:
www.recursion.com/esg

Community Impact

altitude lab
Founding Partner,
Life Science Accelerator

biohive
Founding Member,
Life Science Collective

34

Recursion

Pipeline Details APPENDIX

Oncology PIPELINE

Program Status • Potential Best-in-Class and First-in-Class CDK7 inhibitor • Phase 1/2 study in advanced solid tumors ongoing • Initial Phase 1 monotherapy safety, PK/PD update presented at AACR Special Conference in Cancer Research held on December 9, 2024 Mechanism of Action • Reversible CDK7 inhibitor that targets both cell cycle progression and transcriptional regulation Thesis & Differentiation • Non-covalent binding and improved selectivity to decrease off- target toxicity • 8-10 hours of therapeutic coverage at IC80 with a short half-life to reduce on-target toxicity • Rapid absorption and permeability at lowest possible dose Unmet Need1 • Multiple cancer indications that have the potential to address ~185,000 patients annually • R/R solid tumors including breast, NSCLC, ovarian, pancreatic, colorectal, and head & neck 37 1. Advanced solid tumors including breast, NSCLC, ovarian, pancreatic, colorectal and head & neck. US and EU5 treatable incidence, 2022. Recursion Approach • AI-powered precision design to optimize PK/PD to maximize potential therapeutic index • 136 novel compounds synthesized to candidate ID REC-617: CDK7 Inhibitor A precision designed highly selective CDK7 inhibitor for Relapsed and/or Refractory (R/R) Solid Tumors

Assay DC Criteria Ph 1 Competitor Ph 1/2 Competitor REC-617 CDK7 IC50 (nM) <10 CDK family selectivity >100-fold HCC70 (breast cancer) IC50 (nM) <100 Caco-2 A2B (efflux) 10⁻⁶ cm/s >5 (<3) Predicted human half-life (hr) <15 Potent tumor regression with minimal IC80 exposureREC-617 has Best-in-Class potential1 Designed to avoid efflux transporter substrate to minimize GI adverse events Key Preclinical Data 38 1. Data on File. 2. Besnard et al, AACR (2022). 3. PK studies conducted in CD1 mice, single-dose administration. >10 hr IC80 results in significant body weight loss Meets or exceeds criteria Minor deviation Major deviation Development Candidate (DC) Criteria: • CDK7 IC50: green <10nM; yellow 10-30nM; red >30nM • CDK7 selectivity: green >100-fold; yellow 30-100-fold; red <30-fold • HCC70 IC50: green <100nM; yellow 100-500nM; red >500 nM • Caco-2 A2B (efflux): green >5(<3); yellow >1.5 (<10); red <1.5 (>30) • Half-life: green <15, yellow <24, red >24 • REC-617 demonstrates potent tumor regression with less than 10 hours of exposure above IC80 to optimize benefit-risk CDX Model: OVCAR32 Mouse PK3 REC-617: Robust antitumor activity demonstrated in disease relevant preclinical tumor models Initial clinical safety and PK/PD presented at AACR Special Congress in December 2024

REC-617 (CDK7 inhibitor): Study Design and Next Steps

Development Strategy

ELUCIDATE Phase 1/2 study design

CURRENT STAGE

Phase 1
Dose Escalation (N≤60)

Part A
- Monotherapy

Part B
- Initial combination with SERD in HR+/HER2- post CDK4/6 inhibitor population

RP2D → **Phase 2**
Dose Expansion

- N = 30-60 patients in combination
- N will depend on number of disease specific cohorts

Primary Endpoint:
- Safety and Tolerability
- Recommended Dose

Primary Endpoint:
- ORR

REC-617 Competitive Profile

- Potential **Best-in-Class** CDK7 inhibitor
- **Reduced risk** of off-target toxicity
- **Highly selective & potent**

Trial Update

- Phase 1 monotherapy preliminary safety and PK/PD data update presented at **AACR Special Conference in Cancer Research in December 2024**
- Continue dose escalation (QD & BID)
- Initiate combination study in **1H25**
- Leverage **new tech** and **clinical data partnerships** for patient stratification

39

Recursion

Program Status • Potential First-in-Class RBM39 degrader in solid tumors • First patient dosed in 4Q24 • Phase 1 monotherapy update on dose-escalation expected in 1H26 Mechanism of Action • Molecular glue that degrades RBM39 via E3 ligase adaptor DCAF15 • Disrupts RNA splicing to downregulate cell cycle checkpoints and DDR networks Thesis & Differentiation • RBM39 phenotypically mimics CDK12 and is distinct from CDK13 in Recursion OS • Novel approach to target DDR biology via RBM39 avoids on-target toxicities associated with cell cycle checkpoint inhibitors (e.g., CDK12, WEE1, ATR, ATM, PLK1) • Selective RBM39 degrader with minimal ITGA2 liability to limit thrombocytopenia Unmet Need1 • >100,000 patients with solid tumor or lymphoma experience disease progression while on frontline therapies • Potential to be used as a single agent or in combination with chemo/IO 40 1. Internal company estimates. Assumes US+EU5 addressable incidence with biomarker-enriched solid tumors and other select histologies. 2. Paul et al, Nat Rev Drug Discov (2010) Recursion Approach • Unbiased ML-aided genomics screen to identify biological signature and relate cellular phenotypes • Progressed REC-1245 from target biology to IND-Enabling studies in under 18 months (vs. 42 months in industry2) REC-1245: RBM39 Degrader A highly selective RBM39 degrader for Biomarker-Enriched Solid Tumors and Lymphoma

REC-1245 (RBM39 degrader): Platform inferred a functional similarity between RBM39 and CDK12 biology suggesting a novel approach to potential DDR modulation

Recursion OS Novel Insight


REC-1245
0.1 μM
0.25 μM
1.0 μM
2.5 μM
CDK12
RBM39
CDK13
Similar
Opposite

Gene: Gene Relationship: Genetic KO of *RBM39* and *CDK12* found to be phenotypic similar with neither genes demonstrating a relationship to *CDK13* genetic KO

Gene: Compound Relationship: REC-1245 demonstrates phenotypic similarity to RBM39 and CDK12 genetic KO but not CDK13, in line with inferred hypothesis

41 1. Data on File.

Recursion

REC-1245 (RBM39 degrader): Robust efficacy/PK/PD in biomarker-positive disease relevant preclinical tumor models – Phase 1 initiated in 4Q24

Key Preclinical Data[1]

REC-1245 is highly selective and potent[1]

Assay	DC Criteria	**REC-1245**
RBM39 Degradation DC_{50}	<100 nM	
CDK12 Kinase	No sig. activity	
CEREP Safety Panel	No sig. activity	
hERG IC_{50} (µM)	>30	
Oral Bioavailability (%F)	>30	

Meets or exceeds criteria | Minor deviation | Major deviation

REC-1245 has compelling efficacy and PK/PD in preclinical models

CDX Model: OVK18[2]



Vehicle
REC-1245 1mpk
REC-1245 3mpk
REC-1245 10mpk
Tumor Volume (mm³)
1,500
1,000
500
0
0
5
10
15
Days post treatment

PD: Target Engagement[3]



% RBM39 Degradation
100
80
60
40
20
0
1mpk
3mpk
10mpk

- REC-1245 shows significant monotherapy regressions
- Dose-dependent antitumor activity correlates with PD

1. Data on File. 2. N=8 mice per group in TV portion. REC-1245 administered BID PO. 3. PD evaluated after 5 days BID oral of REC-1245 at doses noted ; N=3 mice per group in PD portion

42
Recursion

REC-1245 (RBM39 degrader): Study Design and Next Steps

Development Strategy

DAHLIA Phase 1/2 study design

CURRENT STUDY

Phase 1
Dose Escalation (N~55)

RP2D → **Phase 2**
Dose Expansion

Part A
- Monotherapy dose-finding

Part B
- Monotherapy dose-confirmation

Key Study Characteristics

Study objectives:
- Safety/Tolerability
- RP2D
- ORR

Eligibility:
- Select histologies including a biomarker population and R/R lymphomas

REC-1245 Competitive Profile

- **Highly potent,** potential **First-in-Class** RBM39 degrader (<100nM DC50)
- No significant in vitro safety concerns (CEREP, hERG)
- No significant activity in CDK12 kinase assay
- Minimal ITGA2 liability to **limit thrombocytopenia**
- High oral bioavailability

Trial Update

- **First patient dosed** in 4Q24
- Trial **active and enrolling** at 5 US sites

43 DAHLIA: Study of REC-1245 in Participants with Unresectable, Locally Advanced, or Metastatic Cancer

Recursion

Program Status • Potential Best-in-Class MALT1 inhibitor • Phase 1 initiation in B-Cell Malignancies (e.g., chronic lymphocytic leukemia), expected 1Q25 Mechanism of Action • Reversible allosteric MALT1 inhibitor that can dampen NF-κB signaling • Selectively inhibits CLL proliferation with limited impact on T-Cell viability Thesis & Differentiation • Low UGT1A1 liability with potential for reduced risk of hyperbilirubinemia • Potential for reduced liver toxicity and enhanced efficacy in combination with BTK and BCL2 inhibitors • Low predicted human clearance and high oral bioavailability Unmet Need1 • Current monotherapy treatments in B-cell malignancies not curative and prone to resistance • ~41,000 patients with R/R B-cell malignancies (treatable in US and EU5) – targeting CLL combination therapy 44 *Formerly EXS73565. 1. Cerner Enviza Treatment Architecture Reports 2023, rounded to nearest 1,000 patients per year. Recursion Approach • AI powered precision- designed novel molecule using molecular dynamics and hotspot analysis • 344 novel compounds synthesized to candidate ID • Maintain selectivity and deliver a candidate with lower predicted safety risk in the clinic REC-3565*: MALT1 Inhibitor A precision designed selective MALT1 inhibitor for B-Cell Malignancies

REC-3565 (MALT1 inhibitor): Minimal UGT1A1 liability vs competitors and significant tumor regression observed in vivo with Phase 1 initiation anticipated in 1Q25

Key Preclinical Data

REC-3565 has Best-in-Class potential[1]

Assay	DC Criteria	Ph 1 large pharma	Ph1 biotech	REC-3565
MALT1 IC_{50} (nM)	<100	Minor deviation	Meets or exceeds criteria	Meets or exceeds criteria
OCI-Ly3 proliferation IC50 (nM)	<400	Minor deviation	Meets or exceeds criteria	Meets or exceeds criteria
UGT1A1 IC50 (μM)	>10	Major deviation	Major deviation	Meets or exceeds criteria
Caco-2 A2B (efflux) 10^{-6} cm/s	>5 (<3)	Meets or exceeds criteria	Minor deviation	Meets or exceeds criteria

Meets or exceeds criteria | Minor deviation | Major deviation

Development Candidate (DC) Criteria:

- **MALT1 IC50 nM:** green <100 nM; yellow >100-<300 nM; red>300 nM
- **OCI-Ly3 IC50 nM:** green <400 nM; yellow >400-<1000 nM; red>1000 nM
- **UGT1A1 IC50 uM**: green >10 uM; yellow <10->1 uM; red<1 uM
- **Caco-2 A2B (efflux):** green >5(<3); yellow >1-<5(>3-<10); red <1(>10)

Single-agent and synergistic activity in vivo[2]

CDX Model: OCI-Ly10[2]



Dosing Period
Vehicle
REC-3565
Zanubrutinib
REC-3565 + Zanubrutinib
Tumor Volume (mm³)
2,000
1,500
1,000
500
0
0
5
10
15
20
25
30
35
40
Days post treatment

70%

Of mice in combination arm (REC-3565 + zanu) had no palpable tumors 10-days post last dose

- OCI-Ly10 and Rec-1 cells are sensitive to both MALT1i and zanubrutinib *in vitro*
- Administration of REC-3565 as a single agent showed tumor growth regression
- Durable tumor growth regression observed when REC-3565 was combined with zanubrutinib

1. Data on File. 2. Payne et al. ENA, (2024)

45

Recursion

REC-3565 (MALT1 inhibitor): Study Design and Next Steps

Development Strategy

EXCELERIZE Phase 1 study design

Phase 1
Dose Escalation

Q1 2025

Part A
Monotherapy

- N ~30
- R/R B-Cell Malignancies
- REC-3565 PO QD or BID

RD → **Part B**
Combination

Primary Endpoint:
- Safety / tolerability
- RD for combination

REC-3565 Competitive Profile

- **Low** predicted human clearance and **high oral bioavailability**
- **No unexpected** in vitro or in vivo **safety concerns** identified
- **Well tolerated** in rat/dog dose range finding (DRF) studies
- GLP-tox studies completed with **suitable no-observed-adverse-effect level (NOAEL)** enabling clinical trials

Trial Update

- Trial initiation expected **1Q25**

46
Recursion

Program Status • Potential Best-in-Class LSD1 inhibitor • Phase 1 initiation in SCLC expected 1H25 Mechanism of Action • Reversible LSD1 inhibitor that can selectively upregulate NOTCH signaling • Promotes differentiation of neuroendocrine cancer cells • Impairs DNA repair pathways sensitizing SCLC cells to immune checkpoint inhibitors Thesis & Differentiation • LSD1 inhibitor designed to be reversible and brain penetrant • Shorter-predicted half life versus competitors to manage on-target toxicity • Highly selective to reduce off-target toxicity • Preclinical data shows therapeutic exposures have minimal effects on platelets, suggesting potential reduced risk of thrombocytopenia Unmet Need1 • >45,000 patients with treatable Stage III/IV SCLC • Limited treatment options post progression on frontline therapies 47 1. EvaluatePharma Epidemiology 2023 (US and EU5) Recursion Approach • Precision design using active learning to select most information rich compounds • 414 novel compounds synthesized to candidate ID • Used multiparameter optimization to design a unique candidate combining reversibility with CNS penetration REC-4539: LSD1 Inhibitor A precision designed unique LSD1 inhibitor with CNS penetrance

REC-4539 (LSD1 inhibitor): Sufficient CNS exposures vs competitors and compelling dose-response demonstrated in vivo with Phase 1 initiation anticipated in 1H25

Key Preclinical Data

REC-4539 has Best-in-Class potential[1]

Assay	DC Criteria	Competitor 1	Competitor 2	REC-4539
Brain: Plasma Ratio	>0.5			
MDCK-MDR1 Efflux Ratio (Pgp)	<2			
Predicted Human Half-life	QD dosing			

Meets or exceeds criteria | Minor deviation | Major deviation

Development Candidate (DC) Criteria:

- **Brain:plasma ratio:** green >0.5; red <0.5
- **MDCK-MDR1 efflux ratio (Pgp):** green <2; yellow >2-<10; red >10
- **Predicted half-life:** green <24 hours; yellow 24-48h hours; red >48 hours

REC-4539 highly efficacious in SCLC xenograft model[2]

CDX Model: H1417[2]



Vehicle
REC-4539 0.33mpk
REC-4539 1.1mpk
REC-4539 3.3mpk
Tumor Volume (mm³)
Days post treatment

Plasma ProGRP[3]



Plasma proGRP concentration (pg/mL)
Vehicle
0.33mpk
1.1mpk
3.3mpk

- Dose-dependent regression
- Well-tolerated with limited impact on platelet levels

Trial Update

- Phase 1 **First Patient Dosed** in SCLC expected **1H25**

48
1. Data on File. 2. Payne et al. AACR (2023). 3. Data on File

Recursion

Rare disease PIPELINE

Program Status • First therapeutic candidate advanced to an industry-sponsored Phase 2 trial • Phase 2 primary endpoint of safety met with similar AE profile across arms • Meeting with FDA anticipated in 2H25 to discuss plans for additional clinical study Mechanism of Action • Selective, orally bioavailable, redox-cycling nitroxide • Promotes the metabolism of ROS to reduce oxidative stress within cells • Stabilizes endothelial barrier function Thesis & Differentiation • Develop the first oral therapy for the treatment of symptomatic CCM • Target the underlying genetic mechanisms that drive the disease pathophysiology of CCM Unmet Need1 • ~360,000 symptomatic CCM patients with no approved therapies – ~63,000 patients harboring brainstem lesions and elevated bleeding risk – ~36,000 patients with cavernoma-related epilepsy2,3 50 1. Prevalence for hereditary and sporadic symptomatic population, Internal company estimates. 2. Smith ER. N Engl J Med (2024). 3. Horne MA, et al. Lancet Neuro, (2016). Recursion Approach • Unbiased ML-aided phenotypic drug screen to identify effective therapeutics driving CCM • In vivo POC demonstrated lesion reductions that were also observed in the Ph2 trial REC-994: Superoxide Scavenger A safe and well tolerated superoxide scavenger for the treatment of Cerebral Cavernous Malformation (CCM)

Lesion size (mm2) Key Preclinical Data1 Reduces lesion number & size in Ccm1 and Ccm22 loss of function (LOF) mouse models Identified REC-994 as potential rescue molecule in phenotype associated with CCM2 loss of function Recursion OS Insight 51 1. Gibson et al, Circulation (2015) and Data on File. 2. Data not shown Ccm1 LOF Model REC-994 (Superoxide Scavenger): Preclinical studies showing reduction of lesion burden de-risked the first industry-sponsored Phase 2 study in CCM

52 Trial Update • Randomized, double-blind, placebo-controlled Phase 2 study • Primary endpoint of safety and tolerability met September 2024 • Encouraging trends observed in objective MRI-based exploratory efficacy measures observed • Time- and dose-dependent trends in reduced lesion volume and hemosiderin ring size compared to placebo • 80% of Phase 2 study participants remain on the long-term extension phase of the study Next Steps • Meeting with FDA to define regulatory path and Phase 2/3 study under development • Data to be presented at a late breaking oral abstract session at the International Stroke Conference on Feb 5, 2025 SYCAMORE – CCM: Part 1: A Phase 2 Randomized, Double-Blind, Placebo-Controlled Clinical Trial to Evaluate the Safety, Efficacy and Pharmacokinetics of Two Doses of REC-994; Part 2: A Long-Term Blinded Extension Clinical Trial to Evaluate Long-Term Safety Tolerability and Efficacy of REC-994 REC-994 (Superoxide Scavenger): Topline Phase 2 data in September demonstrated encouraging signals of efficacy

Program Status • First-in-Disease and best-in-class potential for the treatment of FAP • Phase 1b safety and futility analysis (polyp burden) anticipated in 1H25 Mechanism of Action • Loss of APC drives FAP disease progression through aberrant MAPK signaling • REC-4881 is a highly potent, non-competitive, allosteric MEK1 and MEK2 inhibitor • Selectively blocks the activation of ERK (MAPK pathway) Thesis & Differentiation • Develop the first oral therapy for the treatment of FAP • Target underlying genetic mechanisms that drive the FAP disease progression • Preferential distribution to GI tissues vs competitors which may enable greater activity at lower doses Unmet Need1 • No approved systemic therapies and significant unmet need for ~50,000 FAP patients beyond colectomy – Includes ~7,0002 advanced duodenal polyposis patients in the US at high-risk of developing cancer 53 1. US + EU5 diagnosed prevalence of FAP (adult and pediatric), Internal company estimates. 2. US addressable patients ≥ 55 years old. Recursion Approach • Unbiased ML-aided phenotypic drug screen in human cancer cells • Validated findings in vivo demonstrating significant reductions in polyps and adenomas REC-4881: MEK1/2 Inhibitor A highly selective and potent MEK1/2 inhibitor for chemoprevention of Familial Adenomatous Polyposis (FAP)

Key Preclinical Data1 REC-4881 decreases polyp count and pre-cancerous adenomas • Significantly reduces polyp count at all dose levels, outperforming celecoxib in APCmin/- mouse • Unlike celecoxib, REC-4881 reduces both polyp numbers and % of adenomas • Meaningful efficacy seen at lowest dose tested (1mg/kg) – suggests potential for therapeutic activity at reduced systemic exposures Recursion OS Insight S id e E ff e c t S c o r e 30 25 20 15 10 0 0.5 1.0 1.5 Disease Score REC-4881 0.3 µM Healthy Cells Disease State • AI/ML extracts morphological features to distinguish “diseased” vs. “healthy” states • Compounds co-treated with APC siRNA for 24 hours to find hits that reverse disease state back to healthy in a concentration-dependent manner REC-4881 suppresses disease-inducing effects of APC mutations 54 1. Data on File Mean Polyps Per Group % Pre-Cancerous Polyps REC-4881 (MEK1/2 Inhibitor): Highly selective and potent molecule demonstrated superior in vivo efficacy versus celecoxib

REC-4881 (MEK1/2 Inhibitor): Study Design and Next Steps

Development Strategy

TUPELO Phase 1b/2 study design

REC-4881 Phase 1b
Dose Escalation (N≤18)

- 4mg
- 8mg
- 12mg

RP2D

Phase 2
Dose Expansion (N=30)

Key Eligibility

- Confirmed *APC* mutation
- ≥ 55 years old
- Post-colectomy/proctocolectomy
- No cancer present
- Polyps in upper and lower GI

Study Objectives:

- Identify RP2D
- Safety/tolerability
- Reduction in polyp burden at week 12

REC-4881 Competitive Profile

- Early PD data indicates **4 mg dose** is pharmacologically active and well-tolerated
- **Fast Track Designation** in FAP granted by FDA in 2022
- **ODD** in US and EU

Trial Update

- Futility – reduction in polyp burden; assessed after **10 evaluable** patients at the RP2D
- Ph 1b/2 safety & early efficacy data – **1H25**

55
TUPELO-FAP: Evaluate The Efficacy, Safety, Pharmacokinetics, And Pharmacodynamics Of REC-4881 in Patients With Familial Adenomatous Polyposis (FAP)

Recursion

Program Status • Potential first-in-class and best-in-class ENPP1 inhibitor for the treatment of patients with HPP • IND enabling studies expected to initiate in 2025 Mechanism of Action • Potent ENPP1 inhibitor is a non-immunogenic small molecule that restores PPi balance • Highly selective ENPP1 inhibitor with low nM potency Thesis & Differentiation • ENPP1 inhibition is a genetically validated target in HPP models • Potential for first oral disease-modifying therapy (compared to multiple weekly injections) without dose-limiting adverse events • Non-immunogenic small molecule approach offering potentially safer solution than enzyme replacement therapy (ERT) • REV102 offers a more tolerable and affordable option to ERTs Unmet Need1 • ~7,800 diagnosed prevalence of HPP across US and EU5 • Many patients, particularly adults, may have difficulty accessing ERT • Those who can access ERT face high treatment burden and tolerability hurdles • Opportunity to significantly reduce costs and treatment burden 56 1. HPP prevalence at birth. Mornet et al, 2020. 2. Joint Venture with Rallybio Recursion Approach2 • Precision designed for both high potency and a lifetime of chronic dosing • Structurally distinct differences vs competitor ENPP1 inhibitors • Maintain selectivity and deliver a candidate with high oral bioavailability in the clinic REV102: ENPP1 Inhibitor A safe and highly selective ENPP1 inhibitor for hypophosphatasia (HPP)

57 Data is for REV101 (1st gen tool compound); compound being developed is REV102 L3 Vertebrate (n=5, females) Distal Femur (n=5, males) Significant market opportunity addressing the unmet need across patient subtypes T o d a y Severe form Moderate- and mild form Potential for REV102 ENPP1i to become standard-of-care for juvenile-onset HPP patients and expand the market significantly with improved diagnosis Perinatal/ Infantile Onset (10%) Mild form 82.5% Add REV102 to TNSALP replacement for perinatal / infantile onset and other highly symptomatic patients Diagnosed juvenile-onset patients not actively treated (72%) REV102 Addressable Patient Opportunity Highly sympto- matic Juvenile Onset (18%) ENPP1i monotherapy candidates: 72% ENPP1 + TNSALP replacement combination candidates: 28% w / E N P P 1 i Diagnosed Prevalence of ~2.2k Diagnosed Prevalence of ~5.6k Potential Monotherapy Candidates with prevalence of up to 1/508 Undiagnosed population with non- specific symptoms What’s Next • Initiate IND-enabling studies in 2025 Market Opportunity1 Bone morphometry 2D analysis of trabecular bones Key Preclinical Data2 PPi lowered by ~30% in adult HPP mice when treated with REV101 Plasma levels of PPi After 100-day dosing WT Mouse Model Adult-onset HPP model REV101-TreatedControlControl REV101-TreatedWildtypeControl REV101-TreatedWildtype Estimated diagnosed prevalence hypophosphatasia patients in US 1. EvaluatePharma and https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7868366/, https://bmcmusculoskeletdisord.biomedcentral.com/articles/10.1186/s12891-019-2420-8, Trinity Market Research 2021. 2. Narisawa et al. ASBMR (2024) REV102 (ENPP1 Inhibitor): OS insights validated using in vivo mouse model showing significant difference in restoring HPP biomarker that promotes bone mineralization

Program Status • Potential first-in-disease and best-in-class therapy for NF2 mutant meningioma • Data maturing with PFS6 results expected 1H25 Mechanism of Action • Orally bioavailable, CNS penetrant, and potent pan-HDAC inhibitor • Loss of Merlin (NF2) leads to PI3K signaling and meningioma proliferation REC-2282 indirectly facilitates AKT dephosphorylation by disrupting the PP1-HDAC interaction Thesis & Differentiation • Develop the first therapeutic for NF2 meningioma • Highly selective molecule with favorable brain exposure and reduced risk of cardiac toxicity Unmet Need1 • No approved therapy for ~33,000 NF2 meningioma patients beyond surgery • Surgery only feasible in a limited number of patients and carries high rate of recurrence2 58 1. US + EU5 treatable incidence for all NF2-driven meningiomas. 2. Rogers et al. J Neurosurg, (2015) Recursion Approach • Unbiased ML-aided phenomap insight and drug screen in human cells • Identify effective therapeutics that rescue disease-inducing effects of NF2 loss REC-2282: Pan-HDAC Inhibitor CNS-penetrating pan-HDAC inhibitor for the first oral therapeutic to treat Neurofibromatosis Type 2 (NF2)

REC-2282 S id e E ff e c t S c o r e Disease Score 0 1.0 30 25 35 20 15 10 5 Disease State Healthy Cells + REC-2282 (months) + Normal diet (months) Recursion OS Insight Key Preclinical Data1 59 1. Data on File Prevents growth & regrowth of NF2-deficient meningioma model in mice REC-2282 demonstrates concentration-dependent reversal of NF2 loss REC-2282 (Pan-HDAC Inhibitor): Identified as a unique HDAC inhibitor in Recursion's unbiased screen modeling NF2 loss-of-function

Primary Endpoint: • PFS6 Secondary Endpoint: • Safety, ORR REC-2282 Phase 2 Portion Open-label, 2-arm study 24 Patients Allocated 1:1 40 mg 60 mg • MRI-confirmed progressive meningioma • Sporadic meningioma with confirmed NF2 mutation • Familial NF2 meningioma • Have documented progression with past 24 months 60 POPLAR-NF2: Efficacy and Safety of REC-2282 in Patients With Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas Development Strategy Phase 2/3 study design Trial Update • Phase 2 Data maturing • Futility analysis (PFS6) expected in 1H25 REC-2282 Competitive Profile • Orally bioavailable and CNS penetrant • Fast Track Designation in NF2 granted by FDA in 2021 • ODD in US and EU Key Eligibility REC-2282 (Pan-HDAC Inhibitor): Study Design and Next Steps

Other areas of high unmet need PIPELINE

Program Status • First-in-class therapy for prevention rCDI • First patient dosed in the Phase 2 ALDER trial in 4Q24 • Phase 2 update expected in 1Q26 Mechanism of Action • Highly potent, orally bioavailable C. diff toxin B (TcdB) selective inhibitor • Selectively inhibits catalytic activity of bacterial glucosyltransferase Thesis & Differentiation • Develop the first non-antibiotic oral therapy that is safe and convenient • Selectively targets bacterial toxin while sparing the host to minimize adverse events • Preclinical efficacy demonstrates superiority in survival versus bezlotoxumab Unmet Need1 • ~175,000 cases of rCDI with limited treatment options for high-risk population • Ability to address populations not eligible for FMT or microbiome-based therapies 62 Recursion Approach • Unbiased ML-aided conditional phenotypic drug screen in human cells • Identified novel mechanisms that mitigated the effect of C. diff. toxin B treatment 1. Incidence of addressable US cases of recurrent CDI, Shields et al., Anaerobe (2016) REC-3964: C. difficile Toxin B Selective Inhibitor Non-antibiotic selective toxin-inhibitor for the prevention of recurrent C. difficile infection (rCDI)

REC-3964 (CDI TcdB Inhibitor): Identified as potential superior inhibitor compared to SOC in in vitro and in vivo preclinical studies

Recursion OS Insight

REC-3964 potently inhibits Toxin B with some activity against Toxin A, while bezlotoxumab is specific to Toxin B



Healthy
Sick
Drug
REC-3964
0.1 μM
Disease State
Healthy Cells
Side Effect Score Median
Disease Score Median
C. diff toxin B phenotype

Healthy Control

Key Preclinical Data[1]

REC-3964 significantly extended survival vs. bezlotoxumab alone at the end of treatment (p<0.001, log rank test)



End Of Treatment
End Of Study
Survival (%)
Days Post Infection
Vancomycin
Vehicle
Bezlotoxumab
REC-3964

63 1. N=10 hamsters per group. *C. difficile* strain 630, Data on File

Recursion

REC-3964 (CDI TcdB Inhibitor): Study Design and Next Steps

Development Strategy

ALDER Phase 2 study design

REC-3964 Phase 2
Open-label, 2-arm study

Patients with confirmed CDI → **Vancomycin** Orally for 14 days → **R 2:1:1** N=80

Patients with symptom resolution

- **REC-3964** 500 mg orally BID
- **REC-3964** 250 mg orally BID
- **Observational**

Key Eligibility

- High-risk of CDI
- ≥3 bowel movements in 24 hours
- Confirm CDI using EIA (toxin)
- No fulminant CDI
- No history of chronic diarrheal illness due to other causes

Primary Endpoint:
- Rate of recurrence

Secondary Endpoint:
- Additional efficacy measures
- Safety / tolerability
- PK

REC-3964 Competitive Profile

- **Highly potent**, orally bioavailable
- Potential **first-in-class** therapy for prevention of rCDI
- First non-antibiotic oral therapy

Trial Update

- First Patient Dosed in **4Q24**
- Program update expected **1Q26**

64

Recursion

REC-4209: Target Epsilon

Highly potent and potential First-in-Class medicine for the treatment of Idiopathic Pulmonary Fibrosis (IPF)

Program Status	• **First-in-class** therapeutic for treatment of IPF • **IND enabling studies ongoing**
Mechanism of Action	• Reversible, orally bioavailable, and potent Target Epsilon inhibitor • Promotes tissue repair and reverses fibrosis by potentially modulating TGF-ß
Thesis & Differentiation	• Develop a novel preferred treatment option that is **safe** and **well-tolerated** • **In vitro models suggest** capability of reversing the fibrotic process driving IPF progression
Unmet Need[1]	• **~130,000** patients with IPF in the US • Approved therapies show **modest slowing of IPF progression** • **No improvement** in **survival** (mOS 3-5 years) or **quality of life** with current treatments

Recursion Approach

- Unbiased **ML-powered phenomap drug screen** in human cells
- Identify **novel mechanisms** that reversed the differentiation of fibrocytes

65
1. Global Data, Internal company estimates on IPF prevalence, Collard et al., Chest (2014)

Recursion

Recursion OS Insights1 • REC-4209 at low doses reduces total lung collagen by 45% to 60% versus vehicle mice Control Vehicle 0.03 0.1 0.3 0 1,000 2,000 3,000 4,000 5,000 Total Lung Collagen Lu n g O H P ( u g/ lu n g)Disease State (Fibrocytes) Control State (Pentraxin-2) Normal Lung + REC-4209 Fibrotic Lung IC50 = 104nM Key Preclinical Data2 66 1. Data on File 2. Groups (n=10 per group; n=6 in control) compared against Vehicle. ****p<0.0001; one-way ANOVA with Tukey’s multiple comparison test. Data reflects mean ± 95% CI REC-4209 mg/kg (PO, BID) + Bleomycin What’s Next • IND-enabling studies ongoing **** In Vitro Fibrocyte Rescue Assay REC-4209 (Target Epsilon): Identified as a novel mechanism in Recursion's screen with compelling preclinical efficacy demonstrated in bleomycin lung fibrosis mouse model

Partnerships & Data Strategy Details APPENDIX

68 Trademarks are the property of their respective owners and used for informational purposes only. • Up to or exceeding $300M in possible program milestones for up to 40 programs • One program and one map already optioned • Mid- to high-single digit tiered royalties on net sales • $30M upfront and $50M equity investment • Increased per program milestones which may be up to $1.5B in aggregate for up to 7 oncology programs • Low- to mid-single digit royalties on net sales • Recursion owns all algorithmic improvements • First beta-user of LOWE • $100M upfront with the potential of $5.2B in total milestones plus high-single digit to mid-teen tiered royalties • Up to 15 novel small molecule candidates across oncology and immunology • New discovery stage program added identified and initially advanced by Exscientia in Dec. 2023 • 3 programs advanced through initial milestones • $20M upfront at initiation for three projects with up to $674M in discovery, development, regulatory and sales-based milestones • Mid-single to low-double digit tiered royalties Announced Dec. 2021 Announced Jan. 2022 Announced Sept. 2023 Announced Sept. 2020 Updated Nov. 2023 Exciting scientific collaborations span biopharma, tech & data Therapeutic discovery partnerships

Exciting scientific collaborations span biopharma, tech & data

Platform, technology, and data partnerships

Computation and ML/AI

NVIDIA Announced July 2023	• **$50M equity investment** • Partnership on **advanced computation** (e.g., foundation model development) • **Priority access** to compute hardware or **DGXCloud Resources** • **BioHive-2**: helped design and build **next generation supercomputer**
Google Cloud Announced Oct. 2024	• Includes exploring generative AI capabilities (including **Gemini models**) and driving improved search and access with **BigQuery** • Scaled compute resources, improved management of petabytes of RX data, and continued data privacy and security support • OpenPhenom S/16 model available on Google Cloud

Real-world data access

TEMPUS Announced Nov. 2023	• **Preferential access to >20 PBs of real-world, multi-modal oncology data**, including DNA & RNA sequencing and clinical outcome data for >100,000 patients • Ability to train **causal AI models** with utility in **target discovery, biomarker development & patient selection** • **Opportunity to accelerate clinical trial enrollment** through broad clinical network
Helix Announced May 2024	• Access to hundreds of thousands of de-identified records, including Helix's Exome+(R) **genomics & longitudinal health data**, to train **causal AI models** and design **biomarker & patient stratification strategies** across broad disease areas

Cheminformatics and chemical synthesis

Enamine Announced Dec. 2023	• Utilizes Recursion's **predicted protein-ligand interactions for ~36B compounds** from Enamine's REAL Library • Aim to generate **enriched screening libraries** & co-brand customer offerings

69
Trademarks are the property of their respective owners and used for informational purposes only.
Recursion